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                   (SEC REGISTRATION NO. 033-02610/811-04550)

                               THE MAINSTAY FUNDS

                           MAINSTAY EQUITY INDEX FUND
                         MAINSTAY SMALL CAP VALUE FUND

                      Supplement Dated September 20, 2001
                      to the Prospectus dated May 1, 2001


EQUITY INDEX FUND

The Board of Trustees of The MainStay Funds (the "Trust") has approved the closure of the Equity Index Fund (the "Index Fund") to new share purchases beginning on or about November 1, 2001 (the "Effective Date").

The Fund carries an unconditional guarantee by NYLIFE LLC as set forth in the Trust's prospectus (the "Guarantee"). In light of changes in the competitive environment, the size and rate of growth of the Index Fund, and changes in market conditions, Management has recommended, and the Trust's Board has approved, the closure of the Index Fund to new share purchases. Existing shareholders may continue to maintain share positions held in the Index Fund on the Effective Date, elect or continue to reinvest distributions, and NYLIFE LLC will continue to honor the Guarantee.

SMALL CAP VALUE FUND

Dalton, Greiner, Hartman, Maher & Co., the Small Cap Value Fund's sub-advisor, has notified NYLIM that it is approaching capacity in the Small Cap Value Fund. As a result, NYLIM has recommended, and the Board of Trustees of the Trust has approved, the closure of the Small Cap Value Fund to new investors, effective on or about December 1, 2001, or when Small Cap Value Fund assets reach $125 million, whichever occurs first. Existing shareholders may continue to invest in the Small Cap Value Fund directly, through exchanges, or by reinvesting distributions.